                                                                    EXHIBIT 99.1

                           GLOBALSANTAFE FLEET STATUS
                                  as of 5.2.02


  ---------------------------------------------------------------------------------------------------------------------------------
                                                                CHANGE                                                ADDITIONAL
                           RATED                                 FROM                                     DAYRATE     COMMITMENTS
                           WATER                               PREVIOUS              START    ESTIMATED     (IN        AND OTHER
  RIG NAME                 DEPTH   RIG DESIGN     LOCATION       MONTH   STATUS      DATE     END DATE    THOUSANDS)  INFORMATION*
  ---------------------------------------------------------------------------------------------------------------------------------
  JACKUPS (44)
  ---------------------------------------------------------------------------------------------------------------------------------

 1  Britannia               200'   Bret           UK North Sea     Yes   Contracted  early    late        low $70s   Followed by
                                   Engineering                                       Apr 02   Jun 02                 26-month
                                                                                                                     contract in
                                                                                                                     low $70s

 2  Compact Driller         300'   MLT 116-C      Thailand               Contracted  early    late        low $50s
                                                                                     Sep 01   Aug 02

 3  Galaxy I                400'   F&G L-780      UK North Sea     Yes   Contracted  early    late        high $90s  Followed by
                                   Mod VI                                            Jul 01   Jul 02                 4 1/2-month
                                                                                                                     contract in
                                                                                                                     high $90s

 4  Galaxy II               400'   KFELS Mod VI   East Canada            Contracted  early    early       high $120s
                                                                                     Nov 01   Nov 03

 5  Galaxy III              400'   KFELS Mod VI   UK North Sea           Contracted  early    early       mid $140s
                                                                                     Jun 01   Dec 02

 6  Galveston Key           300'   MLT 116-C      Vietnam          Yes   Contracted  early    late        high $60s
                                                                                     May 02   Dec 02

 7  Glomar Adriatic I       300'   MLT 116-C      Nigeria                Shipyard    late     late        upgrade    Followed by
                                                                                     Mar 02   May 02                 2-year
                                                                                                                     contract in
                                                                                                                     low $70s

 8  Glomar Adriatic II      350'   MLT 116-C      Gulf of          Yes   Contracted  early    mid         high $20s
                                                  Mexico                             Jan 02   May 02

 9  Glomar Adriatic III     350'   MLT 116-C      Trinidad         Yes   Contracted  mid      late        mid $40s   Followed by
                                                                                     Dec 01   May 02                 1 1/2-month
                                                                                                                     option in
                                                                                                                     mid $40s;
                                                                                                                     followed by
                                                                                                                     1 1/2-month
                                                                                                                     option in
                                                                                                                     mid $50s

10  Glomar Adriatic IV      328'   MLT 116-C      Gulf of          Yes   Contracted  late     early       high $20s
                                                  Mexico                             Apr 02   Jun 02

11  Glomar Adriatic V       300'   MLT 116-C      Nigeria          Yes   Contracted  early    late        mid $60s
                                                                                     Apr 02   Mar 03

12  Glomar Adriatic VI      225'   MLT 116-C      UK North Sea           Contracted  early    mid Sep     low $70s
                                                                                     Feb 02   Sep 02

13  Glomar Adriatic VII     350'   MLT 116-C      Trinidad               Contracted  mid      mid         mid $40s
                                                                                     Sep 01   May 02

14  Glomar Adriatic VIII    328'   MLT 116-C      Nigeria          Yes   Contracted  early    late        low $60s
                                                                                     Apr 02   Mar 03

15  Glomar Adriatic IX      350'   MLT 116-C      Angola                 Contracted  late     mid         mid $70s   Followed by
                                                                                     Mar 02   Jun 02                 6-month
                                                                                                                     commitment
                                                                                                                     in high $50s

16  Glomar Adriatic X       350'   MLT 116-C      Gulf of          Yes   Contracted  early    mid         mid $20s   Followed by
                                                  Mexico                             May 02   May 02                 2-months in
                                                                                                                     shipyard for
                                                                                                                     upgrades

17  Glomar Adriatic XI      225'   MLT 116-C      UK North Sea           Contracted  mid      late        low $60s   Followed by
                                                                                     Mar 02   May 02                 2 1/2-month
                                                                                                                     contract in
                                                                                                                     mid $60s;
                                                                                                                     followed by
                                                                                                                     1 1/2-month
                                                                                                                     option in
                                                                                                                     low $70s;
                                                                                                                     followed by
                                                                                                                     3-month option
                                                                                                                     in mid $70s

18  Glomar Baltic I         375'   MLT SUPER300   Trinidad         Yes   Contracted  mid      early       high $80s  Followed by
                                                                                     Mar 02   May 02                 3-weeks in
                                                                                                                     shipyard;
                                                                                                                     followed by
                                                                                                                     2-week
                                                                                                                     mobilization
                                                                                                                     to Nigeria;
                                                                                                                     followed by
                                                                                                                     2-year contract
                                                                                                                     in mid $70s

19  Glomar High Island I    250'   MLT 82-SD-C    Gulf of          Yes   Commitment  early    mid         high $10s
                                                  Mexico                             May 02   Jun 02

20  Glomar High Island II   270'   MLT 82-SD-C    Gulf of                Contracted  late     mid         low $20s
                                                  Mexico                             Jan 02   May 02

21  Glomar High Island III  250'   MLT 82-SD-C    Gulf of          Yes   Contracted  early    mid         high $10s  Followed by
                                                  Mexico                             Apr 02   May 02                 1 3/4-month
                                                                                                                     commitment in
                                                                                                                     the low $20s

22  Glomar High Island IV   270'   MLT 82-SD-C    Gulf of          Yes   Contracted  late     mid         low $20s
                                                  Mexico                             Apr 02   Jun 02

23  Glomar High Island V    270'   MLT 82-SD-C    Gabon            Yes   Contracted  early    mid         low $60s   Followed by
                                                                                     May 02   Jun 02                 3-month
                                                                                                                     contract in
                                                                                                                     low $50s;
                                                                                                                     followed by
                                                                                                                     1 1/2-month
                                                                                                                     commitment
                                                                                                                     in low $60s;
                                                                                                                     followed by
                                                                                                                     1 1/2-month
                                                                                                                     option in
                                                                                                                     low $50s

24  Glomar High Island VII  250'   MLT 82-SD-C    Cameroon               Contracted  mid      mid         mid $50s
                                                                                     Mar 02   Nov 02

25  Glomar High Island VIII 250'   MLT 82-SD-C    Gulf of          Yes   Commitment  late     late        high $10s  Followed by
                                                  Mexico                             Apr 02   May 02                 1-month
                                                                                                                     commitment
                                                                                                                     in high $10s

26  Glomar High Island IX   250'   MLT 82-SD-C    Nigeria                Contracted  early    early       low $50s
                                                                                     Jan 02   Jul 02

27  Glomar Labrador I       300'   CFEMT-2005-C   Enroute to       Yes   Enroute     mid      mid                    Followed by
                                                  N Sea                              Apr 02   May 02                 2 1/2-months
                                                                                                                     in shipyard
                                                                                                                     for upgrade

28  Glomar Main Pass I      300'   F&G L780-II    Gulf of          Yes   Contracted  early    early       low $20s
                                                  Mexico                             May 02   Jun 02

29  Glomar Main Pass IV     300'   F&G L780-II    Gulf of          Yes   Contracted  late     late        low $20s
                                                  Mexico                             Jan 02   May 02

30  Key Gibraltar           300'   MLT 84-C       Vietnam          Yes   Contracted  mid      mid         mid $60s   Followed by
                                   (modified)                                        Sep 01   Sep 02                 3 1/2-month
                                                                                                                     option in
                                                                                                                     high $60s

31  Key Hawaii              300'   Mitsui 300-C   Saudi Arabia           Contracted  early    late        low $30s
                                                                                     Jan 01   Feb 03

32  Key Manhattan           350'   MLT 116-C      Tunisia          Yes   Contracted  mid      late        mid $60s
                                                                                     Apr 02   Jan 03

33  Key Singapore           350'   MLT 116-C      Egypt                  Contracted  mid      early       high $50s  Followed by
                                                                                     Feb 02   Jul 02                 1-month in
                                                                                                                     shipyard
                                                                                                                     for repairs


34  Magellan                350'   F&G L-780      UK North Sea           Contracted  mid      late        low $110s  Followed by
                                   Mod V                                             Feb 02   Aug 02                 6-month
                                                                                                                     contract in
                                                                                                                     low $110s

35  Monarch                 350'   F&G L-780      UK North Sea     Yes   Contracted  early    late        mid $70s   Followed by
                                   Mod V                                             Apr 02   Nov 02                 2-year
                                                                                                                     contract in
                                                                                                                     mid $70s

36  Monitor                 350'   F&G L-780      UK North Sea     Yes   Contracted  early    late        mid $90s   Followed by
                                   Mod V                                             Dec 01   Jun 02                 3-month
                                                                                                                     contract in
                                                                                                                     high $90s

37  Parameswara             300'   Baker Marine   Indonesia              Contracted  early    mid         high $40s  Followed by
                                   BMC 300 IC                                        Aug 01   Jun 02                 1-1/2 month
                                                                                                                     contract in
                                                                                                                     low $70s;
                                                                                                                     followed by
                                                                                                                     1-month in
                                                                                                                     shipyard for
                                                                                                                     upgrade;
                                                                                                                     followed by
                                                                                                                     2-year
                                                                                                                     commitment
                                                                                                                     in low $70s

38  Rig 103                 250'   MLT 52-C       Qatar                  Contracted  early    late        mid $50s
                                                                                     Oct 01   Sep 02

39  Rig 105                 250'   MLT 52-C       Gulf of Suez           Contracted  mid      mid         mid $30s
                                                                                     Dec 01   Dec 02

40  Rig 124                 250'   Modec          Gulf of Suez           Contracted  early    late        mid $30s   Followed by
                                   200C-45                                           Mar 02   Sep 02                 2-week upgrade;
                                                                                                                     followed by
                                                                                                                     4 1/2-month
                                                                                                                     contract in
                                                                                                                     mid $30s

41  Rig 127                 250'   F&G L-780      Qatar                  Contracted  early    late        low $60s
                                   Mod II                                            Feb 02   Jan 03

42  Rig 134                 300'   F&G L-780      Malaysia          Yes  Contracted  early    early       low $60s   Followed by
                                   Mod II                                            Sep 01   Sep 03                 two 1-year
                                                                                                                     options at
                                                                                                                     mutually
                                                                                                                     agreed rate

43  Rig 136                 300'   F&G L-780      Singapore              Shipyard    mid      late        upgrade    Followed by
                                   Mod II                                            Feb 02   July 02                1-year
                                                                                                                     commitment
                                                                                                                     in high $60's

44  Rig 141                 250'   MLT 82-SD-C    Gulf of Suez           Contracted  early    early       mid $30s
                                                                                     Nov 01   Nov 02

---------------------------------------------------------------------------------------------------------------------------------
SEMISUBMERSIBLES (9)
---------------------------------------------------------------------------------------------------------------------------------
 1  Aleutian Key          2,300'  F&G Enhanced   Equatorial        Yes   Contracted  mid      mid       high $50's
                                  Pacesetter     Guinea                              Feb 02   May 02

 2  Glomar Arctic I       3,400'  F&G L-907      Gulf of                 Contracted  late     early     mid $140s
                                                 Mexico                              Jun 01   Jul 02

 3  Glomar Arctic III     1,800'  F&G L-907      UK North Sea      Yes   Contracted  late     mid       high $70s
                                                                                     Apr 02   Oct 02

 4  Glomar Arctic IV      1,800'  F&G L-907      UK North Sea            Contracted  early    mid       mid $60s
                                                                                     Mar 01   May 02

 5  Glomar Celtic Sea     5,750'  F&G L-907      Gulf of                 Contracted  early    early     high $80s
                                                 Mexico                              Apr 02   Aug 02

 6  Glomar Grand Banks    1,500'  AKER H-3.2     UK North Sea      Yes   Contracted  mid      mid       high $70s   Followed by
                                                                                     Feb 02   Jun 02                1-month
                                                                                                                    mobilization
                                                                                                                    to Canada;
                                                                                                                    followed by
                                                                                                                    2-month
                                                                                                                    contract in
                                                                                                                    low $110s;
                                                                                                                    followed by
                                                                                                                    2-month option


 7  Maersk Jutlander      1,200'  F&G L-907      Norway                  Contracted  mid      early     mid $100s
                                                                                     Mar 02   Sep 02

 8  Rig 135               2,400'  F&G 9500       UK North Sea      Yes   Shipyard    mid      late      high $60s   Followed by
                                  Enhanced                                           Apr 02   Jun 02                1 1/2-month
                                  Pacesetter                                                                        commitment
                                                                                                                    in low $80s;
                                                                                                                    followed by
                                                                                                                    3-month
                                                                                                                    commitment
                                                                                                                    in low $70s


 9  Rig 140               2,400'  F&G 9500       UK North Sea      Yes   Contracted  early    late      high $70s   Followed by
                                  Enhanced                                           Feb 02   Oct 02                four 1-year
                                  Pacesetter                                                                        options at
                                                                                                                    market rate
----------------------------------------------------------------------------------------------------------------------------------
DRILLSHIPS (4)
----------------------------------------------------------------------------------------------------------------------------------
 1  Glomar C.R. Luigs     9,000'  GMDC           Gulf of                 Contracted  early    late      low $210's
                                                 Mexico                              Feb 02   Mar 03

 2  Glomar Explorer       7,800'  GMDC           Gulf of                 Contracted  mid      late      high $150s
                                                 Mexico                              Feb 01   Sep 03

 3  Glomar Jack Ryan      8,000'  GMDC           Trinidad                Contracted  early    late      high $200s  Rig will
                                                                                     Mar 02   Sep 03                return to
                                                                                                                    Gulf of
                                                                                                                    Mexico in
                                                                                                                    mid-May
                                                                                                                    contracted
                                                                                                                    in low $220s


 4  Glomar R.F. Bauer     2,750'  GMDC           Equatorial        Yes   Contracted  early    mid       high $80s
                                                 Guinea                              Feb 02   May 02


----------------------------------------------------------------------------------------------------------------------------------
PLATFORM (1)
----------------------------------------------------------------------------------------------------------------------------------
 1  Rig 82               20,000'  National       UK North Sea            Contracted           Evergreen low $20s    Active
                                  1320-UE                                                                           approximately
                                                                                                                    50% of
                                                                                                                    the year
----------------------------------------------------------------------------------------------------------------------------------
LAND RIGS (31)
----------------------------------------------------------------------------------------------------------------------------------
 1  Rig 92               16,000'  National       Egypt                   Contracted  late     mid       low $10s
                                  1320-UE                                            Oct 01   Oct 02

 2  Rig 94               20,000'  Oilwell        Egypt                   Contracted  mid      mid       low $10s
                                  E-2000                                             Oct 01   Oct 02

 3  Rig 97               20,000'  Dreco          Venezuela               Idle


 4  Rig 102              16,000'  National       Kuwait-Saudi            Contracted  early    late      low $10s
                                  110-UE         PNZ                                 Jun 01   Jun 02

 5  Rig 104              20,000'  National       Egypt                   Contracted  late     mid       low $10s
                                  1320-UE                                            Feb 02   Nov 02

 6  Rig 119              20,000'  Lee C. Moore   Venezuela               Idle


 7  Rig 143               6,500'  Ideco H 37     Egypt                   Contracted  late     late      $5,000
                                  ED                                                 Jul 01   Jul 02

 8  Rig 144              30,000'  Emsco C3 111   Saudi Arabia            Contracted  mid      mid       mid $10s
                                                                                     Jun 01   Jul 03

 9  Rig 146              10,000'  Kremco 750     Kuwait                  Contracted  early    early     mid $10s
                                                                                     Sep 01   Sep 04

10  Rig 147              16,000'  National       Kuwait                  Idle
                                  110-UE

11  Rig 150              11,500'  National       Oman                    Contracted  early    early     mid $10s
                                  80-UE                                              Oct 01   Oct 03

12  Rig 151              11,500'  National       Oman                    Contracted  early    mid       mid $10s
                                  80-UE                                              Jan 01   Apr 03

13  Rig 155              30,000'  Oilwell        Kuwait                  Contracted  early    early     high $10s
                                  E-3000                                             Sep 01   Sep 04

14  Rig 157              17,000'  Dreco          Saudi Arabia            Contracted  early    late      low $10s
                                                                                     Jan 01   Sep 03

15  Rig 158              25,000'  Oilwell        Kuwait                  Contracted  early    early     high $10s
                                  E-2000                                             Sep 01   Sep 04

16  Rig 159               8,000'  Cooper         Oman                    Idle
                                  LTO-750

17  Rig 160              12,000'  Dreco 1250 E   Kuwait                  Contracted  early    early     mid $10s
                                                                                     Sep 01   Sep 04

18  Rig 161              12,000'  Dreco 1250 E   Kuwait                  Contracted  early    early     mid $10s
                                                                                     Sep 01   Sep 04

19  Rig 169              16,000'  National       Kuwait                  Contracted  early    early     mid $10s
                                  110-UE                                             Jan 01   Aug 02

20  Rig 170              14,000'  National       Kuwait                  Idle
                                  110-UE

21  Rig 171              10,000'  Oilwell        Kuwait-Saudi            Contracted  early    late      low $10s
                                  660-E          PNZ                                 Jul 01   Jul 02

22  Rig 172              10,000'  Oilwell        Kuwait                  Contracted  early    early     low $10s
                                  660-E                                              Sep 01   Sep 04

23  Rig 173              30,000'  Dreco          Saudi Arabia            Contracted  early    late      mid $10s
                                                                                     Jan 01   May 03

24  Rig 174              30,000'  Pyramid        Saudi Arabia            Contracted  early    late      mid $10s
                                                                                     Jan 01   Jul 03

25  Rig 176              30,000'  Pyramid        Venezuela         Yes   Idle


26  Rig 177              30,000'  Dreco          Venezuela               Contracted  early    late      high $20s
                                                                                     May 01   May 02

27  Rig 178              20,000'  Pyramid        Venezuela         Yes   Idle


28  Rig 179      20,000'    Pyramid       Venezuela    Yes     Idle


29  Rig 180      30,000'    National      Kuwait               Contracted   early    mid         low $20s    Followed by
                            1625-UE                                         Jan 01   Sep 02                  3 1/2-month
                                                                                                             option in
                                                                                                             low $20s


30  Rig 186      20,000'    Lee C. Moore  Venezuela            Contracted   early    late        high $10s   Followed by
                                                                            Jan 02   Nov 02                  1-month option
                                                                                                             in low $20s


31  Rig 187      20,000'    Lee C. Moore  Venezuela            Idle


-----------------------------------------------------------------------------------------------------------------------------------

* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.